UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703
PMB 73480
Boston, MA 02115
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

As previously disclosed, on December 22, 2021, SeaChange International, Inc., a Delaware corporation (“SeaChange”), and Triller Hold Co LLC, a Delaware limited liability company (“Triller”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) pursuant to which Triller will be merged with and into SeaChange, and the separate existence of Triller shall cease, with SeaChange continuing as the surviving corporation (the “Merger”).

On April 14, 2022, SeaChange and Triller entered into the Second Amendment to Agreement and Plan of Merger (the “Second Amendment”). Pursuant to the Second Amendment, the parties clarified the election process for SeaChange stockholders of record, as of the record date to be established by SeaChange for voting on the Merger, to elect the type of consideration that such stockholders shall receive in connection with the Merger—either Cash/Notes Merger Consideration (as defined in the Merger Agreement) or Buyer Stock Merger Consideration (as defined in the Merger Agreement). If a SeaChange stockholder does not make a valid election to receive Cash/Notes Merger Consideration before the election deadline to be established, such SeaChange stockholder will be deemed to have elected the Buyer Stock Merger Consideration and will receive such Merger consideration as is determined in accordance with the Merger Agreement.

In addition, pursuant to the Second Amendment, the parties revised the calculation of Buyer Stock Merger Consideration that will be received by a SeaChange stockholder deemed to have elected to receive such Buyer Stock Merger Consideration. Such stockholder will now receive a number of shares of Class A common stock of the surviving corporation in an amount equal to that which such stockholder would have received if such stockholder had purchased, in an aggregate dollar amount equal to its pro rata portion of the Cash/Notes Merger Consideration, Triller Class B common units at the median effective conversion or issuance price of all financings that Triller consummates prior to the Merger (subject to certain exclusions), based on total gross proceeds to Triller, and that such stockholder then participated pro-rata along with the Triller holders in the Merger.

The foregoing description of the Second Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication, in addition to historical information, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “assuming,” “expects,” “intends,” “will,” “should,” “may,” “could,” “plan” and the negative of such terms and variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect SeaChange’s and Triller’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the proposed Merger and related Merger consideration. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates, and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation: risks relating to the completion of the Merger, including the need for SeaChange stockholder approval, the satisfaction of closing conditions and the timing to consummate the proposed Merger; the ability of SeaChange to remain listed on The Nasdaq Stock Exchange; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; the risk that the businesses will not be integrated successfully; the risk of litigation related to the proposed Merger; the success and timing of regulatory submissions; regulatory requirements or developments; and other factors discussed in the “Risk Factors” section of SeaChange’s most recent annual report, subsequent quarterly reports and in other filings SeaChange makes with Securities and Exchange Commission (the “SEC”) from time to time. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. SeaChange or Triller undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information About the Merger and Where To Find It

SeaChange filed an initial Registration Statement on Form S-4 on February 22, 2022 with the SEC, that includes a proxy statement/prospectus of SeaChange, in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to SeaChange’s stockholders. SeaChange’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, the definitive proxy statement/prospectus and the other relevant documents filed with the SEC in connection with SeaChange’s solicitation of proxies for its stockholders’ special meeting to be held to approve the transactions because the proxy statement/prospectus will contain important information about SeaChange, Triller, and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of SeaChange as of a record date to be established for voting on the Merger. Investors may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by SeaChange with the SEC at the SEC’s website at www.sec.gov. Stockholders of SeaChange will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: SeaChange International, Inc., 177 Huntington Avenue, Suite 1703 #73480, Boston, Massachusetts 02115-3135, Attention: Elaine Martel, Corporate Secretary.

Participants in Solicitation

SeaChange, Triller, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of SeaChange and the unitholders of Triller in connection with the proposed transaction. Information about the directors and executive officers of SeaChange is set forth in its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on May 28, 2021. Additional information regarding the participants in the proxy solicitation, including Triller’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, are or will be included in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to SeaChange as described above under “Additional Information About the Merger and Where to Find It.”

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated April 14, 2022, by and between SeaChange International, Inc. and Triller Hold Co LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ MICHAEL D. PRINN
Michael D. Prinn
Dated: April 15, 2022		Chief Financial Officer, Executive Vice President and Treasurer